UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): October 20, 1999

                             NEWSTATE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware                                000-21907                             84-1182875
               --------                                ---------                             ----------
    (State or other jurisdiction of            (Commission File Number)          (IRS Employer Identification Number
             incorporation


                16 W. 32nd Street, Suite 801, New York, NY 10001
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (212) 643-2080

                               Racom Systems, Inc.
          6080 Greenwood Plaza Blvd., Greenwood Village, Colorado 80111
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          (Former name or former address, if changed since last report)



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ITEM 8.   CHANGE IN FISCAL YEAR

On October 18, 1999, NewState Holdings, Inc. (the "Registrant") adopted a fiscal year consistent with the fiscal year of NewState Capital Co., Ltd., a recently acquired Korean subsidiary in a reverse acquisition. As a result of this change, the Registrant's fiscal year now ends on March 31 of each year. This is different from the fiscal year reflected in prior filings with the Securities and Exchange Commission.

Forward Looking Statements

         This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Registrant or its management, are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Registrant's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Registrant's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEWSTATE HOLDINGS, INC.


Dated:  October 20, 1999             By: ALEXANDER T. SHANG
                                         ---------------------------------------
                                         Alexander T. Shang, Treasurer
                                         and Chief Financial Officer